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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  April 23, 2002
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                               PACTIV CORPORATION
             (Exact name of registrant as specified in its charter)

          DELAWARE                        1-15157                 36-2552989
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(State or other jurisdiction of   (Commission File Number)      (IRS Employer
incorporation or organization)                               Identification No.)



               1900 WEST FIELD COURT, LAKE FOREST, ILLINOIS 60045
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:   (847) 482-2000


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ITEM 5. OTHER MATTERS -- AUDITOR'S CONSENT

     On April 1, 2002, Pactiv Corporation (the "Company") filed its Annual Report on Form 10-K for the year ended December 31, 2001. Included as
     Exhibit 23 to such report was the consent of the Company's auditors for the year 2001, Arthur Andersen LLP. Such consent inadvertently failed to reference the Company's registration statements on Form S-8 into which the financial statements included in such Form 10-K were incorporated by reference. A new consent of Arthur Andersen LLP is being filed herewith, specifically referencing the registration statements into which the financial statements included in such Form 10-K are being incorporated by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     Exhibit 23 Consent of Arthur Andersen LLP.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 23, 2002

PACTIV CORPORATION


By: /s/ James V. Faulkner, Jr.
    ---------------------------
    James V. Faulkner, Jr.
    Vice President and General Counsel